LOG POINT
                               TECHNOLOGIES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
               AUTHORIZED: 50,000,000 COMMON STOCK, NO PAR VALUE


                                                                SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

                                                         CUSIP  540474   10   3


This Certifies that,

is the owner of

          Fully Paid and Non-assessable Common Stock, No Par Value of

                          Log Point Technologies, Inc.

transferable on the books of the Corproation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer agent.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation

     Dated:


/s/  Lester C. Pickett          [Graphic Omitted]         /s/  Samuel P. Shanks

Assistant Secretary                                             President

                          Log Point Technologies, Inc.
                         Corporate Stock Transfer, Inc.
                      Transfer Fee: $15.00 Per Certificate



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     The following abbreviations, when used in this inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common       UNIF GIFT MIN ACT     Custodian for
                                                         (Cust)          (Minor)
TEN ENT    - as tenants by the entities      under Uniform Gifts to Minors

JT TEN     - as joint tenants with right     Act of
             of survivorship and not as             ----------------------------
             tenants in common                               (State)

     Additional abbrevaitions may also be used though not in the above list.

     For value received                    hereby sell, assign and transfer unto
                       --------------------

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                     ----------------------------------------
               Please print or type name and address of assignee


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--------------------------------------------------------------------------Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named
Corporation, with full power of substitution in the premises.

Dated                 19
      ----------------   -------

SIGNATURE GUARANTEED:                   X
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                                        X
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THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockholders, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARNATEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.